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                                                                   EXHIBIT 10.45

LOAN NO. 5200026569


                           SECOND AMENDMENT AGREEMENT
                       AMENDED AND RESTATED LOAN AGREEMENT
                        PROMISSORY NOTE (LINE OF CREDIT)

         This Second Amendment Agreement to Amended and Restated Loan Agreement and Promissory Note (Line of Credit) ("Amendment") is made this __ day of May, 2000, by and between Standard Federal Bank, a federal savings bank, whose address is 2600 West Big Beaver Road, Troy, Michigan 48084 (hereinafter referred to as "Standard Federal"), and McClain Industries, Inc., a Michigan corporation, McClain E-Z Pack, Inc., a Michigan corporation, McClain Galion, Inc., a Michigan corporation, Shelby Steel Processing Company, a Michigan corporation, McClain Tube Company d/b/a Quality Tube, a Michigan corporation, McClain International FSC, a U.S. Virgin Islands corporation, and McClain Southland Co., a Florida corporation, each having a mailing address and/or principal office of 6200 Elmridge, Sterling Heights, Michigan 48310 (collectively hereinafter referred to as "Borrowers").

         WITNESSETH:

         WHEREAS, Borrowers and Standard Federal entered into an Amended and Restated Loan Agreement dated July 9, 1999, as amended by the First Amendment Agreement dated February 11, 2000 (the "Loan Agreement");

         WHEREAS, Pursuant to the Loan Agreement, Borrowers executed and delivered to Standard Federal a Promissory Note (Line of Credit) dated July 9, 1999 in the original principal amount of $35,000,000, as amended by the First Amendment Agreement dated February 11, 2000 (the "Note");

         WHEREAS, Borrowers and Standard Federal desire to increase the Revolving Line of Credit from $30,000,000 to $35,000,000 and waive, modify and amend certain terms, conditions, covenants and obligations contained in the Loan Agreement and the Note, all effective as of the date hereof unless otherwise specified to the contrary.

         NOW, THEREFORE, in consideration of the mutual promises, covenants, modifications and agreements hereinafter made, the parties hereto agree as follows:

         1.       INCORPORATION BY REFERENCE:

                  All definitions and terms used in the Loan Agreement are hereby incorporated in this Amendment.

         2.       AMENDMENTS AND MODIFICATIONS TO LOAN AGREEMENT:

                  A. The first sentence of the definition of "Collateral Reserve" as defined in Section 1 of


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                           the Loan Agreement is hereby deleted in its entirety,
                           and in lieu thereof, the following is inserted:

                           "`Line of Credit Cap' shall mean, initially, Thirty Five Million and 00/100 Dollars ($35,000,000.00). The Line of Credit Cap shall reduce by $714,285.71 on the last day of each month, commencing June 30, 2000 and continuing through December 31, 2000, after which date the Line of Credit Cap shall be Thirty Million and 00/100 Dollars ($30,000,000)."

                  B.       The reference to "3.25" in the second line of Section
10.2.13 on Page 25 of the Loan Agreement is hereby amended to read "3.35."

                  C. For the financial quarter ending December 31, 1999, Standard Federal hereby waives the financial covenant stated in Section 10.2.13 on Page 25 of the Loan Agreement.

                  D. Section 10.2.18 is hereby added to the Loan Agreement as follows:

                           "Maintain total funded TRAC leases plus unfunded availability of TRAC leases of not more than $20,000,000. As used in this Section "TRAC" shall mean terminal residual adjustment clause.

         3.       AMENDMENTS AND MODIFICATIONS TO THE NOTE:

                  The principal amount stated in the Note is increased to the sum of Thirty Five Million and 00/100 Dollars ($35,000,000). Borrowers hereby promise to pay to the order of Standard Federal on or before May 1, 2002 the principal amount of the Note and all accrued interest thereon, as hereby amended, in accordance with the terms of the Note and the Loan Agreement, as hereby amended.

         4.       SURVIVAL AND REAFFIRMATION:

                  Each signatory hereto, by execution hereof, respectively agrees for itself, in all capacities in which each signatory has executed the Loan Agreement or Note as follows:

                  A. That, except as herein modified or amended, all terms, conditions, covenants, representations and warranties contained in the Loan Agreement shall remain in full force and effect, and that the undersigned hereby consent to and acknowledge the foregoing Amendment hereinabove set forth.

                  B. That the liability of the undersigned howsoever arising or provided for in the Loan Agreement and/or the Note, as hereby modified or amended, is hereby reaffirmed.

                  C.       That each Borrower is in good standing.


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                  D.       Borrowers hereby represent and warrant that, after
giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment, and any other documents and instruments required under this Amendment, or the Loan Agreement are within each Borrower's corporate powers, have been duly authorized, are not in contravention of law or the terms of any Borrower's Articles of Organization or Bylaws and do not require the consent or approval of any governmental body, agency or authority; and this Amendment and any other documents and instruments required under this Amendment, the Loan Agreement or the Note will be valid and binding in accordance with their terms; and (b) no Event of Default, or condition or event which, with the giving of notice or the running of time, or both, would constitute a Event of Default under the Note, has occurred and is continuing as of the date hereof.

                  E. The Assignment of Equipment Leases and Security Agreement dated July 17, 1996, as amended April 28, 1997 ("Security Agreement"), is valid and enforceable in accordance with its terms. Standard Federal's security interests in the collateral described in the Security Agreement are valid and perfected and Borrowers are not aware of any claims or interest in such collateral proper or paramount to Standard Federal's.

                  F. The execution of this Amendment shall not be deemed to be a waiver of any Event of Default.

                  G. Each Borrower waives, discharges, and forever releases Standard Federal, Participants, Standard Federal's and Participants' employees, officers, directors, attorneys, stockholders, and their successors and assigns, from and of any and all claims, causes of action, allegations or assertions that any Borrower has or may have had at any time up through and including the date of this Amendment, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions are known to any Borrower or whether any such claims, causes of action, allegations or assertions arose as result of Standard Federal's actions or omissions in connection with the Note, or any amendments, extensions or modifications thereto, or Standard Federal's administration of the debt evidenced by the Note or otherwise.

         This Amendment may be executed in counterparts, each of which shall constitute an original and all of which shall together constitute one and the same Amendment.

         IN WITNESS the due execution hereof as of the day and year first above written.

BANK:                                       BORROWERS:
----                                        ---------

STANDARD FEDERAL BANK,                      MCCLAIN INDUSTRIES, INC.,
A FEDERAL SAVINGS BANK                      A MICHIGAN CORPORATION

By:                                         By:  /s/ Mark S. Mikelait
   -------------------------                   ---------------------------------
Its:                                        Its: Treasurer
    ------------------------                    --------------------------------


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                                            MCCLAIN E-Z PACK, INC., A
                                            MICHIGAN CORPORATION

                                            By:   /s/ Mark S. Mikelait
                                               ---------------------------------
                                            Its:  TREASURER
                                                --------------------------------

                                            MCCLAIN GALION, INC., A
                                            MICHIGAN CORPORATION

                                            By:   /s/ Mark S. Mikelait
                                               ---------------------------------
                                            Its:  TREASURER
                                                --------------------------------

                                            SHELBY STEEL PROCESSING
                                            COMPANY, A MICHIGAN CORPORATION

                                            By:   /s/ Mark S. Mikelait
                                               ---------------------------------
                                            Its:  TREASURER
                                                --------------------------------

                                            MCCLAIN TUBE COMPANY D/B/A
                                            QUALITY TUBE, A MICHIGAN CORPORATION

                                            By:   /s/ Mark S. Mikelait
                                               ---------------------------------
                                            Its:  TREASURER
                                                --------------------------------

                                            MCCLAIN INTERNATIONAL FSC, A
                                            US VIRGIN ISLANDS CORPORATION

                                            By:   [SIG.]
                                               ---------------------------------
                                            Its:  PRESIDENT
                                                --------------------------------

                                            MCCLAIN SOUTHLAND CO., A
                                            FLORIDA CORPORATION

                                            By:   /s/ Mark S. Mikelait
                                               ---------------------------------
                                            Its:  TREASURER
                                                --------------------------------












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